AbCellera’s Microfluidic Cell Culture Patent Affirmed Valid by the U.S. Court of Appeals for the Federal Circuit The Federal Circuit rejects Bruker Cellular’s invalidity challenge to AbCellera’s patent for microfluidic devices and their use in culturing cells VANCOUVER, British Columbia, May 12, 2025 - AbCellera (Nasdaq: ABCL) today announced that the United States Court of Appeals for the Federal Circuit (CAFC) has by a Rule 36 Order affirmed judgment of validity of its U.S. Patent No. 10,087,408 (“the ‘408 Patent”). AbCellera’s ‘408 Patent is directed to microfluidic devices and using such devices to culture and selectively recover cells. Previously Berkeley Lights Inc., now Bruker Cellular Analysis, Inc. (Bruker), a subsidiary of Bruker Corporation, challenged the claims of the ‘408 Patent alleging invalidity based on anticipation and obviousness over the prior art. The U.S. Patent Trial and Appeal Board (PTAB) rejected all of Bruker’s arguments and now the CAFC has confirmed that all claims of AbCellera’s ‘408 Patent are valid. AbCellera’s ‘408 Patent is part of a multi-patent infringement litigation between AbCellera and Bruker pending in the U.S. District Court for the Northern District of California. “AbCellera welcomes the Federal Circuit’s Rule 36 Order confirming the validity and strength of its microfluidic cell culture system patent claims,” said Tryn Stimart, JD, Chief Legal and Compliance Officer of AbCellera. “AbCellera will continue to defend its intellectual property portfolio, and we look forward to proving this infringement case against Bruker pending before the District Court.” About AbCellera Biologics Inc. AbCellera (Nasdaq: ABCL) discovers and develops antibody medicines for indications across therapeutic areas, including cancer, metabolic and endocrine conditions, and autoimmune disorders. AbCellera’s platform integrates technology, data science, infrastructure, and interdisciplinary teams to solve the most challenging antibody discovery problems. AbCellera is focused on advancing an internal pipeline of first-in-class and best-in-class programs and collaborating on innovative drug development programs with partners. For more information, please visit www.abcellera.com. AbCellera Forward-Looking Statements This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize, and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies,

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